Exhibit 99.1 THE NEXT EVOLUTION IN CELLULAR MEDICINE June 2022 Page 1

DISCLAIMERS Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements regarding Celularity’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding: (i) the success and timing of cellular therapeutic development activities and initiating clinical trials, (ii) the success and timing of planned clinical trials, and regulatory submissions (iii) the ability to obtain and maintain regulatory approval of any therapeutic candidates, (iv) its plans to research, discover and develop additional therapeutic candidates, including by leveraging genetic engineering and other technologies and expanding into additional indications, (v) its ability to expand its manufacturing capabilities, and to manufacture its therapeutic candidates and scale production, (vi) its ability to meet the milestones set forth herein, and (vii) its future financial position and performance, business strategy, budgets, projected costs, plans, synergies and objectives of management for future operations, among others. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements and reflect various estimates and assumptions concerning anticipated result. Without limiting the foregoing, the words “believes,” “anticipates,” “continues”, “could”, “may”, “might”, “plans,” “expects,” “intends,” “estimated,” “forecasted,” “projection”, “possible”, “potential”, “predicted”, “projected”, “should”, “strive”, “would” and similar expressions identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. Celularity’s actual results or performance may be materially different from that expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include risks related to risks associated with: developing cellular therapy candidates; ongoing and planned clinical trials; Celularity’s ability to obtain adequate financing; changes in applicable laws or regulations; third-party licenses, supply-chain or manufacturing challenges, strategic alliances or licensing arrangements; trends in the industry, changes in the competitive landscape, delays or disruptions due to the ongoing COVID-19 pandemic or other economic, business and/or competitive factors, including geopolitical factors, such as the recent Russian invasion of Ukraine. For a discussion of these and other risks, see “Risk Factors” in Celularity’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Celularity owns or has the rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Celularity, or an endorsement or sponsorship by or of Celularity. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Celularity will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Industry Data The data contained herein is derived from various internal and external sources and has not been independently verified by Celularity. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Certain information contained in this presentation relates to or is based on studies, publications, surveys and Celularity’s own internal estimates and research. Such estimates and research has not been verified by any independent source. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Trademarks, Service Marks and Trade Names Celularity owns or has the rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Celularity, or an endorsement or sponsorship by or of Celularity. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Celularity will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

CELULARITY’S VISION To deliver innovative off-the-shelf allogeneic cellular medicines for patients with high unmet need at unparalleled scale, quality and cost. Lead the evolution in placental-derived therapeutics: advance the discovery of the placenta as a limitless, renewable source of neonatal cells, which are biologically preferred to cells from adult bone marrow or peripheral blood. Target large markets with high unmet need: broad therapeutic application including cancer, infectious, and degenerative diseases. Develop safe and effective therapies: leverage inherent advantages of placental-derived cells to produce uniform, scalable and optimized cellular medicines. Deliver off-the-shelf, affordable therapies: cryopreserved allogeneic cellular medicines and biomaterial products that clinicians can access on demand and off-the-shelf, enabling repeat dosing/multiple cycles as required in an outpatient setting. Page 3

CELULARITY: COMPANY HISTORY

Celgene Spin-out (2017) Leveraging 20+ Years of Cellular Therapeutics Innovation



celularity
formed from Celgene Cell Therapeutics spin-out
FIH cryopreserved allogeneic placental-derived NK cell therapy program launched (CYNK-001)
Allogeneic Placental Pluripotent Cell program launched (APPL-001)
$100M Series B-1 Financing
Placental T-cell/CAR-T program launched (CyCART-19)
Celularity and GX Acquisition Corp. Announced Merger Agreement to Create a Publicly Listed Leader in Allogeneic Cellular Therapy
Orphan Drug Designation for CYNK-001 in the Treatment of Malignant Gliomas
Nasdaq
Company Ticker Updated to "CELU" on Nasdaq
Partnership with ONCTERNAL therapeutics 1
IND Safe to Proceed CYNK-101 in Advanced HER2/neu Positive Gastric and GEJ Cancers
Fast Track Designation by the FDA for CYNK-001 in the Treatment of AML
Orphan Drug Designation for CYNK-101 in the Treatment of Advanced HER2/neu Positive Gastric and GEJ Cancers
2000 ····· 2016
2017
2018
2019
2020
2021
2022
$45M Series A Financing
$210M Series B Financing
Placental Exosome program launched (pExo)
IND Safe to Proceed CYNK-001 in GBM
IND Safe to Proceed CYNK-001 in COVID-19
Genetically-modified NK cell therapy program launched (CYNK-101)
Fast Track Designation by the FDA for CYNK-001 in the Treatment of Recurrent GBM
Multi-Year Strategic Partnership with Palantir
Exclusive Supply and Distribution Agreement for Multiple Commercial Products with Arthrex
Exclusive Strategic Partnership with IMUGENE 2
Preclinical Data on CYNK-101 at 36th SITC Annual Meeting
Preclinical Data on CYNK-101 and CAR-NK at the 63rd ASH Annual Meeting
Fast Track Designation by the FDA for CYNK-101 in the Treatment of Advanced HER2/neu Positive Gastric and GEJ Cancers

2000 – Anthrogenesis Corporation – Founded by Dr. Robert Hariri

2002 – Anthrogenesis acquired by Celgene, becomes Celgene Cellular Therapeutics

2005 – Allogeneic Placental Mesenchymal-like Stromal Cells in Crohn's, DFU

2014 – Celgene & Bluebird Bio Autologous CAR-T Collaboration

2015 – Celgene & Juno Therapeutics Autologous CAR-T collaboration

2016 – FIH allogeneic placental-derived NK cell therapy product (Placental NK-007)

KEY: *CORPORATE MILESTONE* *CLINICAL MILESTONE* *FINANCIAL MILESTONE*

1, 2 Celularity continues to work with collaboration partners and may elect to provide updates at upcoming conferences.

Page 4

CELULARITY PLACENTAL-DERIVED PRODUCT PLATFORM

Capitalizing on the Benefits of Placental-Derived Cells to Target Multiple Diseases

PLACENTA

- T-Cell Isolation + Genetic Modification
- NK CD 34+ Cell Isolation
- NK CD34+ Cell Isolation + Genetic Modification
- Mesenchymal-like Stromal Cell Isolation

CELL THERAPY PRODUCTS

One Placenta → Many Patients
- Universal donor material
- No requirement for matching between a patient and donor



1 Donor

Cryopreserved - On Demand & Off-The-Shelf
- No immunogenicity or toxicity
- Re-dose\fine tune treatments
- Absence of allo-antibodies

Postpartum Placenta
- Abundant, reliable, renewable and biologically consistent raw material
- *Nature's 'professional'* ***universal donor tissue***
- +140 Million Worldwide

Greatest Degree of Natural Stemness
- Greater proliferative performance (Cmax), and persistence
- Greater natural immune tolerance

100-100K Doses/Placenta
- High scalability

HEMATOLOGICAL MALIGNANCIES | *SOLID TUMORS* | *DEGENERATIVE DISEASES* | *INFECTIOUS DISEASE*



Page 5

SINGLE-SOURCE, PLACENTA-BASED PLATFORM DRIVING BROAD PIPELINE

4 Key Cell Types Driving 6 Clinical Indications and Potential for Broad Expansion



SINGLE SOURCE MATERIAL
4 ALLOGENEIC CELL TYPES
4 KEY PROGRAMS
6 INITIAL INDICATIONS
Placenta
Placental CAR-T
CyCART-19
B-Cell Malignancies
Unmodified NK
CYNK-001 (cryopreserved)
AML
Glioblastoma Multiforme
Genetically Modified NK
CYNK-101 CD16VP+ mAb
HER2+ Gastric Cancer
Placental Mesenchymal-like Stromal Cells
APPL-001/ PDA-002
Crohn's
FSHD
= INITIAL INDICATIONS OF FOCUS

MANUFACTURING >> Purpose-built, fully integrated manufacturing facility; rapidly scalable, end-to-end supply chain

Page 6

MANUFACTURING OVERVIEW Fully Integrated, Purpose-Built Commercial Scale Manufacturing Site Including Translational Research & Biorepository PURPOSE BUILT FACILITY FOR STAFFED BY OVER 100 HIGHLY COMMERCIAL SCALE, GMP-READY COMMERCIAL-SCALE CELLULAR SPECIALIZED SCIENTISTS, ENGINEERS THERAPEUTIC MANUFACTURING & TECHNICIANS § 9 Grade C/ISO 7 suites § Optimized, product-specific CMC, QA/QC and § 6 Grade D/ISO 8 labs § $80M investment in cGMP/cGTP manufacturing manufacturing processes accelerate product § Enables greater control, efficiency and development, production and commercialization§ Dedicated translational research labs optimization than is achievable by outsourcing to contract manufacturing organizations (CMOs) § Over 2 decades of experience with source material alone procurement Celularity benefits from Celgene’s 20 year+ investment in developing the technologies and capabilities required to manufacture cellular products at scale with consistent and reliable quality Page 7

OUR EXPERIENCED LEADERSHIP TEAM

With Deep Expertise in Cell Therapy

Executive Leadership Team



Robert J. Hariri, MD, PhD

Founder, Chairman & CEO

Celgene
Weill Cornell Medicine
Anthrogenesis Corporation



Andrew Pecora, MD, FACP, CPE

President

Hackensack Meridian John Theurer Cancer Center
Progenitor Cell Therapy, LLC



John Haines

Chief Operating Officer

Andiscern
Penn University of Pennsylvania
IONETIX



David Beers

Chief Financial Officer

Goldman Sachs
T.RowePrice



Bradley Glover, PhD

Chief Technology Officer

Kite Pharma
Roche
Genentech



Anne Jones, PhD

Chief Business Officer

genuity science
Agilent
Amersham Biosciences
GE Healthcare



Dr. Stephen Brigido

President, Degenerative Diseases



Keary Dunn, Esq.

EVP & General Counsel

NOVARTIS
SANOFI



Beth Steinbrenner

EVP, Human Resources

Celgene
Kraft
Nabisco

Page 8

CLINICAL PIPELINE
Overview

	Placental Derived Cell Type	Program	Indication	Preclinical	IND Submission	Phase I	Phase II
ONCOLOGY	Unmodified Natural Killer Cell	CYNK-001	Acute Myeloid Leukemia (AML)				
			Glioblastoma Multiforme (GBM)				
	Genetically Modified Natural Killer Cell	CYNK-101 + mAb	HER2+ Gastric Cancer				
	CAR-T	CYCART-19*	B-Cell Malignancies				
DEGENERATIVE DISEASES	Placental Mesenchymal-like Stromal Cells	APPL-001	Crohn's Disease				
		PDA-002	Facioscapulohumeral Muscular Dystrophy (FSHD)				

*includes technology in-licensed from Sorrento Therapeutics, Inc.

Page 9

Cell Characterization

THE PLACENTA IS ENRICHED FOR NAÏVE/SCM T CELLS COMPARED TO HEALTHY DONOR PERIHPERAL BLOOD ENABLING PRODUCTION OF CAR-T CELLS WITH GREATER ACTIVITY IN ANIMAL MODELS


Signal strength

	Marker	Naïve	Stem Cell Memory	Central Memory	Effector Memory
Phenotype	CD45RA	+	+	-	+/-
	CD27	+++	+++	++	+/-
	CCR7	+++	+++	++	-
	CD28	++	+++	+++	+/-
Function	Telomere	+++	+++	++	+
	Self-renewal	+	+++	++	+
	IFN-γ	-	+	++	+++
	IL-2	-	++	+++	+/-
	Cytotoxicity	-	+/-	+	+++

Adopted from Gattinoni *et al.* Nature Reviews Cancer 2012

Placenta T cell starting material contains similar CD4/CD8 ratio as healthy adult blood T cells


PBMC T cells (Day 0)
P - T cells (Day 0)
CD4+
66.6
CD8α
29.3
CD4+
62.7
CD8α
35.0
CD4
CD8α
CD4+
CD8α+
ns
ns
Frequency
80
60
40
20
0
PBMC T
Placenta T

The primary T cell population in placenta are T_N and T_{SCM} which retain the greatest proliferative potential


PBMC T cells (Day 0)
P - T cells (Day 0)
30.7
52.1
15.4
1.82
0.63
99.3
0.016
0.095
CCR7
CD45RA
CD4+
CD8α+
Frequency
100
80
60
40
20
0
T-SCM/Naive
T-CM
T-EM
T-Effector
T-SCM/Naive
T-CM
T-EM
T-Effector
PBMC T
Placenta T

Page 11

CYCART-19 (PLACENTAL CAR-T) RETAINED STEMNESS VS PBMC CD19 CAR-T POST MANUFACTURING Our process uses CRISPR to knockout CYCART-19 cells had better retention of the TRAC and transduction of CD19-CAR T population following manufacturing SCM PBMC CD19 CAR-T CYCART-19 PBMC CD19 CAR-T CYCART-19 CYCART-19 cells yielded a preferable CYCART-19 had longer telomeres, resisted expression of CD4/CD8 CAR-T cell ratio closer to 1:1 senescence marker CD57 and checkpoint inhibitor LAG3 PBMC CD19 CAR-T CYCART-19 PBMC CD19 CAR-T CYCART-19 P Page age 12 12

CYCART-19 SECRETED HIGH LEVELS OF IL-2 AS COMPARED TO PBMC DERIVED CAR-T, CONFERRING A POTENTIAL CAR-T CELL SURVIVAL AND PROLIFERATION BENEFIT

CYCART-19 and PBMC CD19-CART were similarly cytotoxic



% cytotoxicity (Daudi)
% cytotoxicity (NALM6)
hours
PBMC CD19 CAR-T
CYCART-19
NT PBMC T
NT CYCART

CYCART-19 secreted high levels of IL-2 and low levels of IFNγ following stimulation by CD19+ lymphomas



CD19 CAR-T + Daudi
CD19 CAR-T + NALM6
TNFα pg/mL
IL-2 pg/mL
IFNγ pg/mL
PBMC CD19 CAR-T
CYCART-19

CD4 and CD8 CYCART-19 cells strongly expressed IL-2



Placenta CD19 CAR-T
PBMC CD19 CAR-T
CD4 T cells
CD8 T cells
TNFα
IFNγ
IL-2

- Enhanced Intrinsic IL-2 production is expected to help sustain CYCART-19 survival, proliferation, resist exhaustion, and maintain persistence in vivo
  - M. Kahan et al, Science Immunology 2022
- Reduced IFNγ production by CYCART-19, is expected to limit local PD-L1 upregulation, which may mitigate severity of CRS

Page 13

CYNK-001 AML and GBM

CYNK-001(unmodified NK cellular therapy)
Overview

RATIONALE
- NK cells are natural immune cells that eradicate both cancer and virus-infected cells
  - Key mediators of antibody-dependent cellular cytotoxicity (ADCC)
- Placental-derived NK cells exhibit:
  - distinct, maturation and activation states
  - an immature phenotype
  - longer telomere length in comparison to PB NK cells, which suggests **high in vivo proliferation and persistence**

KEY HIGHLIGHTS
CYNK-001 (unmodified NK cellular therapy)
- Preclinical data support anticancer activity against a range of hematological malignancies and solid tumors
- Phase 1 trial in relapsed/refractory (r/r) AML showed early signs of clinical benefit and a generally positive safety profile
- Estimated trial completion in 2023
- Anticipated BLA in 2025 for AML
- Anticipated BLA To Be Determined for GBM

		NK CELL THERAPIES	
	Cell Therapy Technology Scorecard	ADULT DONOR DERIVED	CELULARITY CYNK-001 & CYNK-101
MANUFACTURING COMPLEXITY	**Source Procurement** Non-invasive Collection / Reliable Procurement	✓	✓
	Lower COGs Standardized, Scalable Manufacturing	✓	✓
	Starting Material Consistent Quality and Phenotype	✓	✓
	Ability to Readily Expand While Maintaining a Less Differentiated Phenotype	✗	✓
	"Off-the-Shelf" Treatment	✓	✓+
	Ability to Re-dose Patients (if Necessary)	✗	✓+

Page 15

PERSISTENCE, MATURATION AND PROLIFERATION WITH ABSENCE OF ALLO-HLA ANTIBODIES PNK-007 demonstrated persistence Persistent PNK-007 cells up to 28 days (mean=11days) matured and proliferated No detectable exhaustion PNK-007 demonstrated Absence of allo-HLA on PNK-007 cells effector function post infusion antibodies in all subjects H L A -A/B/C P an el R ea ctiv e A n tib o d y T est (+ ) co n tro l (-) co n tro l scr e e n in g D ay 0 D ay 7 D ay 14 D ay 21 D ay 28 F IT C G eom . M ean Source: AACR 2019 poster: Immune monitoring of CYNK-001, an allogeneic, off the shelf NK cell in a Phase I study of acute myeloid leukemia”, Celularity data; *CYNK-001 is a P Page age 16 16 comparable cryopreserved formulation of PNK-007, the product used in this study 0 10 0 20 0 30 0 40 0 50 0 60 0

CYNK-001 AML

CYNK-001-AML-001 (MRD+ AND RELAPSED REFRACTORY AML)

Phase 1 Study Schema – Trial in progress



Enrolling
Lymphodepletion Regimen #1
Cohort 1: AML MRD+ 600M Cells of CYNK*
Cohort 2: AML MRD+ 1.2B Cells of CYNK*
Cohort 3: AML MRD+ 1.8B Cells of CYNK*
Cohort 4a: AML MRD+ 1.8B x3 (5.4B)
Cohort 5a: AML MRD+ 1.8B x3 (5.4B) + IL2*
Cohort 6a: AML MRD+ 1.8B x 4 (7.2B) + IL2*
Cohort 7a: AML MRD+ 3B x 4 (12B) + IL2*
EXPANSION COHORT AML MRD+ (N=4) MTD/MPD of CYNK +/- IL2*
Lymphodepletion Regimen #2
Cohort 4b: R/R AML 1.8B x3 (5.4B)
Cohort 5b: R/R AML 1.8B x 3 (5.4B) + IL2*
Cohort 6b: R/R AML 1.8B x 4 (7.2B) + IL2*
Cohort 7b: R/R AML 3B x 4 (12B) + IL2*
EXPANSION COHORT R/R AML (N=4) MTD/MPD of CYNK +/- IL2*

LD Regimen #1	LD Regimen #2
Lymphodepletion for Cohorts 1 to 3 (Days -5, -4, -3)	Lymphodepletion for Cohorts 4 to 6 (Days -6, -5, -4, -3)
Cyclophosphamide 300 mg/m2/day	Cyclophosphamide 900 mg/m2/day
& Fludarabine 25 mg/m2/day	& Fludarabine 30 mg/m2/day
	MESNA

** CYNK-currently given on Days 0, 7,14 and D21 (for cohorts 6 & 7)*
For Cohorts with IL-2 – Dose 6M IU on Days 0,2,4,7,9,11,14 & D21 (cohorts 6 & 7)

- Developed an enhanced Lymphodepletion Regimen implemented in cohort 4, which enables safe outpatient administration and results in adequate IL-15 serum levels and maximum suppression of T regulatory cells. This enables co-administration of IL-2 to promote CYNK-001 expansion, persistence and potency for over 21 days.
- CYNK-001 is generally well-tolerated with evidence of a dose effect and biologic activity as demonstrated with CR's in some patients.
- From cohort 6, we plan to add IL-2, add a 4th dose of cells on day 21 and potentially increase the dose to 3 Billion CYNK-001 cells/infusion given the window of dosing opportunity observed in our translational studies.

Page 18

AML PATIENT OUTCOMES DATA SUMMARY – RELAPSED REFRACTORY AML

Evidence of a dose effect of CYNK-001

Patient ID	Risk Group / Age (yrs)	LD Doses: Cytoxan/ Fludarabine	Cell Dose / IL2	Blast Pre-LD	Day 28	Day 60	Day 120	Day 180	Day 300
002-1001	**Poor/adverse / 70**	8400 mg / 230 mg	70 Million	82.2%	> 82.2%	Died			
006-1002	**Poor/adverse / 61**	8400 mg / 230 mg	70 Million	> 10%	> 10%				Died
002-1003	**Intermediate / 67**	8400 mg / 230 mg	70 Million	89%	49%		Died		
007-1001	**Poor/adverse / 30**	8400 mg / 230 mg	240 Million	52%	> 52%		Died		
001-1002	**Poor/adverse / 59**	8400 mg / 230 mg	240 Million	2%	25%			Died	
007-1002	**Poor/adverse / 65**	8400 mg / 230 mg	240 Million	15%	> 15%	Died			
001-1003	**Poor/adverse / 70**	8400 mg / 230 mg	700 Million	9.7%	12%	Died			
002-1004	**Poor/adverse / 69**	8400 mg / 230 mg	700 Million	6%	1% (CRp)	Died			
006-1004	**Intermediate / 63**	8400 mg / 230 mg	700 Million	30%	Died Day 18				
008-1001	**Poor/adverse / 66**	8400 mg / 230 mg	700 Million	7%	0% (MLFS)			Died	
106-0005	**Poor/adverse / 71**	6624 mg / 221 mg	5.4 Billion	8.4%	0.8% (MLFS)		CR – post allo-HSCT		
103-0006	**Poor/adverse / 67**	6624 mg / 221 mg	5.4 Billion	21%	Died Day 15				
101-0009	**Intermediate / 62**	6624 mg / 221 mg	5.4 Billion	11%	0.096% (MLFS)	0.57%			

CR= Complete remission, CRp = Complete remission with incomplete platelet recovery, MLFS: Morphologic Leukemia Free State

Page 19

AML PATIENT OUTCOMES DATA SUMMARY – MRD AML Evidence of a dose effect of CYNK-001 LD Doses: Risk Group/ Cell Dose Blast Patient ID Cytoxan/ Day 28 Day 60 Day 120 Day 180 Day 300 Age (yrs) / IL2 Pre-LD Fludarabine Intermediate / 75 1656 mg / 138 mg 1.8 Billion 0.87% 0.54% 0.42% 0.18% 1.6% 1.9% 102-0001 101-0001 Intermediate / 51 1656 mg / 138 mg 3.6 Billion 0.007% 2.8% 30.9% Died 101-0002 Intermediate / 58 1656 mg / 138 mg 3.6 Billion 0.78% 0.19% 29.3% Intermediate/ 66 1656 mg / 138 mg 101-0003 3.6 Billion 2.6% 1.7% 12.2% 106-0003 Intermediate / 62 1656 mg / 138 mg 5.4 Billion 0.52% 0.72% Intermediate / 62 1656 mg / 138 mg 5.4 Billion 1.2% 0.013% 0.47% 8.2% 106-0004 101-0007 Intermediate /76 1656 mg / 138 mg 5.4 Billion 4.3% 23.1% 101-0008 Intermediate / 69 6624 mg / 221 mg 5.4 Billion 3.4% 0.53% 6.8% Page 20

CYNK-001 GBM

CYNK-001-GBM-002 (GLIOBLASTOMA PROGRAM) Planned Phase 1 Dose Escalation / Phase 2 Proof of Concept Screening Cohort 1 Up to 28 days Intravenous Intracavitary Resection recurrent resection eligible GBM 9 6 (2.4 x10 cells – D1,D8,D15) (100x10 cells – (3 out of 4 wks) Cohort 2 Lymphodepletion Intravenous Intracavitary Resection 9 6 (Days -5, -4, -3) (200x10 cells – (3 out of 4 wks) (2.4 x10 cells – D1,D8,D15) Cyclophosphamide 2 900 mg/m /day Cohort 3 Fludarabine Intravenous Intracavitary Resection 2 9 6 30 mg/m /day (3.6 x10 cells – D1,D8,D15) (200x10 cells – (3 out of 4 wks) *IC - intracavitary MESNA Additional IC* cycles Cohort 4 Additional 3 cycles Intravenous Intracavitary Resection 6 (200x10 cells – (3 out of 4 wk cycles) 6 (MTD – D1,D8,D15) (200x10 cells – (3 out of 4 wks) Phase 1 Dose Escalation Phase 2 Proof of Concept • N = ~ 21 patients • N = ~ 45 patients (80% Power - Target 35% 6-month PFS) • North American sites (~5 sites) • North American sites (5 - 10 sites) • Primary Endpoints: Safety, Feasibility and Tolerability (42 • Primary Endpoints: Overall Survival (OS) Day DLT period) • Secondary Endpoints: PFS, ORR post resection • Secondary Endpoints: Progression Free Survival (PFS) • Exploratory Endpoints: NK cell persistence and trafficking P Page age 22 22

CYNK-101 HER2+ Advanced Esophageal / Gastric Adenocarcinoma

CYNK-101 (modified NK cellular therapy)
IN HER2+ GASTRIC CANCER
Overview

RATIONALE

- Engineering CYNK cells with high affinity and cleavage resistant (CD16VS) expected to improve affinity for IgG1 therapeutic antibodies, resist activation induced cleavage and improve overall ADCC potential

KEY HIGHLIGHTS

- CYNK-101 adds "punching power" to the CYNK-001 platform via genetic modification
- Enable combination therapy with ADCC mediating therapeutic monoclonal antibody (mAb) therapies
  - When combined with Trastuzumab demonstrates ADCC activity against HER2+ Gastric Cancer cells
  - Joint impact of modified NK cells + mAb shows improved immunologic response with added NK cell killing
- Anticipated BLA To Be Determined for HER2+ Gastric Cancer

Antibody-Dependent Cellular Cytotoxicity


Target Recognition
Lysis
Antibody
NK cell
Tumor Cell
CD16VS
Tumor
Antigens

CD16VS - high-affinity cleavage-resistant CD16

Page 24

CYNK-101 DEMONSTRATED ANTITUMOR ACTIVITY Against Gastric Cancer Cell Lines in Conjunction with Anti-HER2 Monoclonal Antibody NCI-N87 E/T 2:1 RESULTS Target cells alone • Significant ADCC activity of CYNK-101 in combination with Trastuzumab against both gastric cancer cell lines was shown at E:T ratio of 2:1 over 24h in comparison with that of CYNK CYNK-101 + IgG Non-Transduced (NT) or IgG control CYNK-NT + IgG CYNK-NT + Trastuzumab CYNK-101 + Trastuzumab OE19 E/T 2:1 CONCLUSION Target cells alone • Demonstrated ADCC activity of CYNK-101 in combination with Trastuzumab against HER2+ CYNK-101 + IgG gastric cancer cells CYNK-NT + IgG – HER2+ Gastric demonstrated to be an CYNK-NT + Trastuzumab immunologically susceptible tumor type with CYNK-101 + Trastuzumab evidence of strong NK cell infiltration Source: Celularity Data P Page age 25 25 Killing Killing Index Index

CYNK-101 PROVIDES A BACKBONE FOR COMBINATION THERAPIES Enhanced ADCC with Multiple Antibodies Forms the Basis of Potential Combination Therapies ADCC WITH RITUXIMAB ADCC WITH ELOTUZUMAB ADCC WITH DARATUMUMAB E:T Ratio (Against Daudi) CYNK-101 + mAb CYNK + mAb CYNK-101 + IgG CYNK + IgG • Improved ADCC response observed from CYNK-101 compared to unmodified CYNK cells against lymphoma cell lines in combination with: Rituximab, Daratumumab and Elotuzumab antibodies • IND-enabling studies on-going to evaluate CYNK-101 + mAbs in subcutaneous and orthotopic tumor models P Page age 26 26 % Specific Lysis % Specific Lysis % Specific Lysis

CYNK-101-HER2-001 (HER2+ GASTRIC/GEJ CANCER)

Planned Phase 1 - Dose Escalation / Phase 2a Expansion/Proof of Concept

SCREENING (UP TO 28 DAYS)

Induction

(5 cycles every 21 days)

Pembrolizumab
200 mg q 3 weeks

Trastuzumab
8 mg/kg (initial)
6 mg/kg (after initial)

Chemotherapy
platinum containing chemotherapy

CR, PR, SD, PD

Disease Status

Lymphodepletion

(3 days)

Cyclophosphamide
900 mg/m^2/day

Fludarabine
30 mg/m^2/day

MESNA

NK Cell Re- Induction

Pembrolizumab
200 mg (Day 1 of cycle)

Trastuzumab
6 mg/kg (Day 1 of cycle)

IL-2 (6M IU)
(Days 1, 8, 15 of cycle)
(IL-2 administered 1 - 3 hours before CYNK)

CYNK-101
(Days 1, 8, 15 of cycle)

Maintenance

(every 21 days)

Pembrolizumab
200 mg (Day 1 of cycle)

Trastuzumab
6 mg/kg (Day 1 of cycle)

IL-2 (6M IU)
(IL-2 administered 1 - 3 hours before CYNK)

CYNK-101
(Day 1 of cycle)

Phase 1: Dose Escalation (n = up to 15 patients)

- **Primary Endpoints**: Determine safety and maximum tolerated dose
- **Secondary Endpoints**: Various Efficacy measures

Dosing Cohorts

CYNK-101 Re-Induction Dosing	*CYNK-101 Maintenance Dosing*
Cohort -1: 1.8 x 10^9 cells	Cohort -1: 1.8 x 10^9 cells
Cohort 1: 3.6 x 10^9 cells	Cohort 1: 3.6 x 10^9 cells
Cohort 2: 7.2 x 10^9 cells	Cohort 2: 3.6 x 10^9 cells

Phase 2a: Expansion/Proof of Concept (n = ~40 patients)

- **Primary Endpoints**: ORR (CR+PR) (>65%-80%)
- **Secondary Endpoints**: (For patients that are CR, PR and SD)
  - Landmark PFS at 6 months & 12 months (CR, PR and SD)
  - Duration of Response (CR and PR)
  - Incidence of response conversion (PR and SD)
  - ORR for patients after initial induction are PD
  - Safety
- **Maintenance Dosing**
  - Patients in CR after CYNK-101 to dose an additional 2 cycles of NK cells combination
  - Patients in PR/SD after CYNK-101 to dose until CR or Progression
  - Patients in PD after CYNK-101 to discontinue to from study

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CyCART-19 B-Cell Malignancies

CYCART-19 OVERVIEW

Celularity Approach and Advantages

RATIONALE

- Rationale for greater stemness, expandability, persistence
- Abundant renewable starting cell source for allogeneic therapies
- Potential for improved safety profile due to immunological naivety

KEY HIGHLIGHTS

- Celularity has established a robust process to obtain placental T naive/scm population as source materials to produce off-the-shelf, highly scalable CYCART-19 cells
- CYCART-19 has shown stem cell memory characteristics as evidenced by greater in vivo persistence and durable antitumor activity in preclinical models
- Strong pre-clinical evidence of anti-tumor activity
  - CYCART-19 cells outperformed adult blood-derived CAR-T cells by showing significantly greater persistence and longer survival in preclinical studies
- Early data have not shown signs of GvHD
- IND submitted in first quarter of 2022 and pending resolution of additional questions from FDA, expect to commence Phase 1/2 clinical trial in second half of 2022
- Note: If Phase 1 successful, Celularity plans to pursue a Phase 2 basket trial across major B-cell malignancies (subject to FDA discussions)
- Anticipated BLA To Be Determined for CYCART-19

		CAR-T THERAPIES		
	CELL THERAPY TECHNOLOGY SCORECARD	AUTOLOGOUS	OTHER ALLOGENEIC	CELULARITY CYCART-19
MANUFACTURING COMPLEXITY	**Source Procurement** Non-invasive Collection / Reliable Procurement	✕	✕	✓
	Lower COGs Standardized, Scalable Manufacturing	✕	✓	✓
	Starting Material Consistent Quality and Phenotype	✕	✕	✓
	Ability to Readily Expand While Maintaining a Less Differentiated Phenotype	✕	✕	✓
	"Off-the-Shelf" Treatment	✕	✓	✓+
	Ability to Re-dose Patients (if Necessary)	✕	✓	✓+

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CYCART-19-BCM-001 (RELAPSED/REFRACTORY B-CELL MALIGNANCIES) Planned Phase 1 / Phase 2 Phase 1 Phase 2: Safety and Dose Finding Cohorts Cohort A: High Grade NHL Dose Level 1: CD-19 targeted therapy naïve (n= ~66) 6 40 x10 cells • DLBCL N=3 • High Grade B-Cell lymphoma • Primary mediastinal B-Cell lymphoma • Transformed follicular lymphoma Dose Level 2 • Mantle cell De-Escalation: • Burkitt lymphoma/leukemia 6 • Any B-Cell malignancy with Secondary CNS involvement 80 x10 cells N=3 Cohort B: Low Grade NHL Lymphodepletion: Screening & CD-19 targeted therapy naïve (n= ~66) Enrollment: 2 Dose Level 2: CY 900 mg/m • Follicular 2 Flu 30 mg/m 6 120 x10 cells • Marginal Cell R/R CD19+ Mesna N=3 • CLL/SLL B-cell Days -5, -4, -3 • Waldenström’s macroglobulinemia malignancies (Days -2, -1: no treatment) • Any other low grade NHL subtypes Dose Level 3 De-Escalation: 6 Cohort C: Any Grade NHL 240 x10 cells CD-19 targeted therapy exposed N=3 (n= ~66) Dose Level 3: Cohort D: Primary Central Nervous 6 360 x10 cells System Lymphoma N=3 (n= ~74) P Page age 30 30

Appendix Additional Detail

CELULARITY IMPACT™ PLATFORM

Broad IP Protection Across All Lead Programs



PLACENTAL-DERIVED CELLULAR PLATFORMS
PLACENTAL NK
15 PATENT FAMILIES
PNK Broad Background Patent
Genetically Modified PNK Patents
Cryopreserved PNK (CYNK-001) Patents
Process Patents
Treatment of AML & MM
Treatment of GBM
Cryopreserved Genetically Modified PNK (CYNK-101) Patents
Process Patents
Product Characterization Patents
Cryopreserved Genetically Modified PNK (CYNK-101) Patents
PLACENTAL CAR-T
2 PATENT FAMILIES
Celularity Placental CAR-T Patents
Early CAR Receptor Technology
CAR Receptor Method & Composition
Anti-CD19 CAR Receptor
Product Characterization
PLACENTAL-DERIVED MESENCHYMAL-LIKE STROMAL CELLS
25 PATENT FAMILIES
APPL/PDAC Patents
Product Characterization & Method of Production
Product Description & Indication Patents

Page 32

CELULARITY IMPACT™ PLATFORM

The Placenta as a Renewable Allogeneic Source, with Purpose-Built Commercial Scale Manufacturing



PLACENTAL-DERIVED CELLULAR PLATFORMS
PROCESSES
PRODUCTS
INDICATION
Placental NK
CD34+ Cells
Lymphocytic Progenitors
CYNK-001
Acute Myeloid Leukemia Glioblastoma Multiforme
Genetic Modification
Lymphocytic Progenitors
CYNK-101
Gastric Cancer (Herceptin)
Placental CAR-T
Mononuclear Cell Separation/ T Cell Isolation
CAR Transduction
Gene Editing
CyCART-19
B-Cell Malignancies (CD19)
Placental Pluripotent
Mesenchymal-like Stromal Cells
Master Cell Bank
Genetic Modification
Working Cell Stock
APPL-001
Crohn's Disease

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MANUFACTURING PROCESS

Celularity Purpose-built Commercial Scale 150,000 sq. ft. Manufacturing Facility

Network of Longstanding Partnerships

- Birthing Centers
- Obstetricians
- Academic Hospitals
  - Controllable and scalable on-demand birthing material
  - Supports multiple products/programs

Controlled Courier System

- Procurement Kits
- Temperature tracking
- Unique barcoding/labeling
- Traceability from birthing center to Celularity through manufacturing & distribution

Collection & Documentation of Donor Information

- Qualified donors/Donor eligibility
- Informed consent
- Detailed maternal and family health questionnaire
- Completed delivery information
- Comprehensive data set on donor and cell source

Cell Isolation and Selection

- Proprietary perfusion methodology
- Removal of vascular/ circulatory blood
- Cell suspension/separation
- Cell selection/sorting for hematopoietic, progenitor, and T-cells.
- Cryopreserved donor stock

Cell Manufacturing

- Controllable and flexible manufacturing
- Cell seeding, expansion and differentiation
- Cell harvesting & formulation
- Use of automation (i.e., bioreactors, etc.)
- Highly scalable

Tissue Manufacturing

- Multiple commercial products with (30+ SKUs)
- Multiple suite allocation allows for rapid increase in product manufacturing
- Multiple shift manufacturing
- In house packaging capability
- Ambient product storage
- Long product shelf life/expiry

Product Cryopreservation

- In-process cooling/cryopreservation of drug product
- In-house cryostorage facility with 24/7 monitoring
- Long term storage readiness
- Cold-chain logistics and distribution expertise
- Cold-chain monitoring and traceability

Delivery to Patients

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